                                                              Exhibit 10.2(b)

STATE OF FLORIDA
COUNTY OF MIAMI-DADE

Prepared by:
And when recorded mail to:

Otten, Johnson, Robinson, Neff &
  Ragonetti, P.C.
950 Seventeenth Street
Suite 1600
Denver, Colorado 80202

Attention: Mark F. Copertino, Esq.

              CONSOLIDATED, AMENDED AND RESTATED MORTGAGE, SECURITY
          AGREEMENT, FIXTURE FILING, FINANCING STATEMENT AND ASSIGNMENT
                               OF LEASES AND RENTS

            THIS CONSOLIDATED, AMENDED AND RESTATED MORTGAGE, SECURITY AGREEMENT, FIXTURE FILING, FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND RENTS (this "Mortgage") is executed as of May 30, 2000, by SONESTA BEACH RESORT LIMITED PARTNERSHIP, a Delaware limited partnership ("Mortgagor"), in favor of, and for the use and benefit of, SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("Mortgagee").

                                    RECITALS

            A. State Street Bank and Trust Company, as Trustee (referred to herein as "State Street"), is the owner and holder of certain indebtedness (the "Aetna Loan") evidenced, inter alia, by that Second Renewal Promissory Note (the "Aetna Note") dated December 1, 1993 from Key Biscayne Limited Partnership ("KBLP"), as maker, which Aetna Note is payable to the order of Aetna Life Insurance Company ("Aetna") in the original principal amount of $24,142,088.26 and which Aetna Note was endorsed to the order of State Street by way of a separate Allonge executed by Aetna and attached to the Aetna Note, as well as the following documents and instruments evidencing and securing the Aetna Loan (collectively with the Aetna Note, the "Aetna Loan Documents"):

                  (i) That certain Promissory Note dated December 28, 1984, evidencing a loan from Southeast Bank, N.A. to Biscayne Beach Hotel Associates, Ltd. ("BBHA"), now known as KBLP, in the original principal amount of $22,000,000.00 (the "Original Aetna Note") and a Mortgage and Security Agreement dated December 28, 1984, from BBHA to Southeast Bank, N.A., which secures the Original Aetna Note and which is recorded in the Public Records of Dade County, Florida, now known as Miami-Dade County, Florida (the "Records") in Official Records Book 12369, Page 6689 (the "Original Aetna Mortgage"), which (i) Original Aetna Note, (ii) Original Aetna Mortgage, and (iii) Assignment of Lessor's Interest in Leases appurtenant thereto and
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      recorded in the Records in Official Records Book 12369, Page 6716 (the
      "Original Aetna Assignment"), were assigned to Aetna pursuant to that certain Assignment recorded in the Records in Official Records Book 12514, Page 2826, and which Original Aetna Note was endorsed to the order of Aetna pursuant to that certain endorsement affixed to the Original Aetna Note and executed by Southeast Bank, N.A. The Original Aetna Note was amended and restated by that certain Note Modification Agreement by and between Aetna and KBLP dated May 17, 1985, and the Original Aetna Mortgage was amended and restated by that certain Mortgage Modification and Extension Agreement dated May 17, 1985 and recorded in the Records in Official Records Book 12514, Page 2827. As additional security for the Original Aetna Note, as amended and restated as aforesaid, KBLP executed in favor of Aetna that certain Assignment of Rents and Leases dated May 17, 1985 and recorded in the Records in Official Records Book 12514, Page 2847 (the "Second Aetna Assignment"). KBLP and Aetna also entered into (i) that certain Note and Mortgage Modification Agreement dated July 29, 1988 and recorded in the Records in Official Records Book 13804, Page 1027,
      (ii) that certain Second Note and Mortgage Modification Agreement dated October 9, 1989 and recorded in the Records in Official Records Book 14290, Page 861, and (iii) that certain Third Note and Mortgage Modification Agreement dated February 22, 1990 and recorded in the Records in Official Records Book 14461, Page 697. In addition, KBLP executed and delivered to Aetna its Accrual Promissory Note dated as of October 1, 1991, in the original principal amount of $953,333.33, which was consolidated with KBLP's indebtedness evidenced by the aforesaid Third Note and Mortgage Modification Agreement pursuant to a Consolidating Note Agreement dated as of October 1, 1991 between KBLP and Aetna, and renewed pursuant to KBLP's Renewal Promissory Note dated as of October 1, 1991, and further modified by Mortgage Modification Agreement dated as of October 1, 1991 and recorded in the Records in Official Records Book 16242, Page 1563, and which Accrual Promissory Note and Renewal Promissory Note were each endorsed to the order of State Street for the registered holders of Aetna Commercial Mortgage Trust Multiclass Pass-Through Certificates, Series 1997-ALIC by way of separate Allonges executed by Aetna and attached to each of the aforesaid Accrual Promissory Note and Renewal Promissory Note. The Original Aetna Mortgage, as restated and subsequently assigned, amended, modified and renewed, as aforesaid, is hereinafter referred to as the "Aetna Mortgage."

                  (ii) State Street is also the holder of (i) that certain Accrual Promissory Note dated as of December 1, 1993 (the "Aetna Accrual Note") from KBLP, in the principal amount of $2,192,906.23, and (ii) that certain Promissory Note dated December 1, 1993 (the "Aetna Capitalized Interest Note") from KBLP, in the principal amount of $2,142,088.26. The Aetna Note, the Aetna Accrual Note and the Aetna Capitalized Interest Note have been consolidated pursuant to the terms of a Consolidating Note Agreement dated effective as of December 1, 1993, between KBLP and Aetna, and said notes, as consolidated, have been renewed pursuant to the provisions of the Aetna Note effective as of December 1, 1993, in favor of Aetna. The Aetna Note, the Aetna Accrual Promissory Note and the Aetna Capitalized Interest Note were each endorsed to the order of State Street by way of separate Allonges executed by Aetna and attached to each of the aforesaid Aetna Note, Aetna Accrual Promissory Note and Aetna Capitalized

      Interest Note. The Aetna Accrual Promissory Note and the Aetna Capitalized Interest Note are secured by a Mortgage Deed (the "Aetna Mortgage Deed") dated as of December 1, 1993, from KBLP to Aetna and recorded in the Records in Official Records Book 16242, Page 1581. The Aetna Mortgage and the Aetna Mortgage Deed have been further consolidated and modified, and the Original Aetna Assignment and the Second Aetna Assignment have been ratified and confirmed, pursuant to that certain Mortgage Modification Agreement dated as of December 1, 1993, and recorded in the Records in Official Records Book 16242, Page 1589. The aforesaid Aetna Mortgage, the Aetna Mortgage Deed, the Original Aetna Assignment and the Second Aetna Assignment, each as restated, assigned, amended, modified and renewed, as aforesaid, together with the note or notes described in said documents, and all other documents or instruments which may have been executed in favor of Aetna in connection with the aforesaid documents were assigned by Aetna to State Street pursuant to that certain Assignment of Mortgage Loan dated as of December 22, 1997 and recorded in the Records in Official Records Book 17976, Page 980.

            B. The Aetna Loan, and the obligations of KBLP under the Aetna Loan Documents, were assumed by Mortgagor pursuant to an Assumption Agreement executed by Mortgagor and State Street dated as of July 1, 1998, and recorded in the Records in Official Records Book 18174, Page 384.

            C. Mortgagor has requested that Mortgagee purchase, and modify the terms of, the Aetna Loan Documents, and Mortgagee has taken an assignment of the Aetna Loan Documents pursuant to an instrument dated on or about the date of this Mortgage made by State Street to Mortgagee.

            D. Mortgagor and Mortgagee acknowledge that the outstanding principal balance of the Aetna Loan is $22,431,486.12 as of the date of this Mortgage, and that there is no accrued but unpaid interest thereon.

            E. Florida Sonesta Corporation, a Florida corporation ("FSC"), is the owner and holder of certain indebtedness (the "FSC $5MM Loan") evidenced, inter alia, by that certain Purchase Money Mortgage Note dated December 27, 1984 from BBHA, now known as KBLP, as maker, and payable to the order of FSC, in the original principal amount of $5,000,000.00, as well as the following documents (all such documents, each as restated, amended, modified and/or renewed, together with the note or notes described in said documents, and all other documents or instruments which may have been executed in favor of FSC in connection therewith, being referred to herein as the "FSC First Loan Documents"): Mortgage and Security Agreement from BBHA to FSC filed December 31, 1994, in Official Records Book 12369, Page 6723, in the amount of $5,000,000.00; as amended by Amendment of Note and Second Mortgage filed October 17, 1991, in Official Records Book 15232, Page 3219; Mortgage and Note Subordination Agreement filed February 8, 1994, in Official Records Book 16242, Page 1608; Second Amendment of Mortgage and Security Agreement filed February 8, 1994, in Official Records Book 16242, Page 1624; and Third Amendment of Mortgage and Security Agreement filed February 8, 1994, in Official Records Book 16242, Page 1644 (as amended, the "FSC First Mortgage").

            F. FSC is also the owner and holder of certain indebtedness (the "FSC $6.5MM Loan," and, together with the FSC $5MM Loan, collectively, the "FSC Loans") evidenced, inter alia, by that certain Purchase Money Mortgage Note dated December 27, 1984 from BBHA, as maker, and payable to the order of FSC in the original principal amount of $6,500,000.00, as well as the following documents (all such documents, each as restated, amended, modified and/or renewed, together with the note or notes described in said documents, and all other documents or instruments which may have been executed in favor of FSC in connection therewith, being referred to herein as the "FSC Second Loan Documents," and together with the FSC First Loan Documents, the "FSC Loan Documents"): Mortgage and Security Agreement from BBHA to FSC filed December 31, 1984 in Official Records Book 12369, Page 6832, in the amount of $6,500,000.00; as amended by Amendment of Note and Third Mortgage filed October 17, 1991, in Official Records Book 15232, Page 3225; Mortgage and Note Subordination Agreement filed February 8, 1994, in Official Records Book 16242, Page 1616; and Second Amendment of Mortgage and Security Agreement filed February 8, 1994, in Official Records Book 16242, Page 1634 (as amended, the "FSC Second Mortgage").

            G. Mortgagor is not the mortgagor under the FSC First Mortgage or the FSC Second Mortgage, and pursuant to the terms of this Mortgage, Mortgagor shall assume the obligations of the mortgagors thereunder prior to the consolidation of the mortgages as contemplated hereby. The FSC Loans are being assumed by Mortgagor in connection with Mortgagor's execution of the Note (hereinafter defined).

            H. Mortgagor has requested that Mortgagee purchase, and modify the terms of, the FSC Loan Documents, and Mortgagee has taken an assignment of the FSC Loan Documents pursuant to an instrument dated on or about the date of this Mortgage made by FSC to Mortgagee.

            I. Mortgagor and Mortgagee acknowledge that the outstanding principal balance of the FSC $5MM Loan is $5,000,000.00 as of the date of this Mortgage, that the outstanding principal balance of the FSC $6.5MM Loan is $3,568,513.88 as of the date of this Mortgage, and that there is no accrued but unpaid interest on either of such FSC Loans.

            J. Mortgagor and Mortgagee have agreed to consolidate, amend and restate in their entireties the Aetna Loan Documents, the FSC First Loan Documents and the FSC Second Loan Documents as set forth in the Loan Documents (as hereinafter defined).

            NOW, THEREFORE, in consideration of the premises, Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby assumes the obligations of the mortgagor under each of the FSC First Mortgage and the FSC Second Mortgage, and Mortgagor and Mortgagee agree that the outstanding principal balance of the Aetna Loan and the FSC Loans shall be consolidated to reflect a single, consolidated and extended indebtedness of $31,000,000.00 in connection with Mortgagor's execution and delivery of the Note (as hereinafter defined), this Mortgage and the other Loan Documents, and that the Aetna Mortgage, the Aetna Mortgage Deed, the Original Aetna Assignment, the Second Aetna Assignment, the FSC First Mortgage and the FSC Second Mortgage (referred to herein, collectively, as the "Original Mortgages," and, together with the other Aetna Loan Documents, FSC First Loan Documents and the FSC Second Loan Documents, collectively, the "Original Loan Documents") are hereby consolidated, amended and restated in their entireties as follows:

                                   Article 1

                       PARTIES, PROPERTY, AND DEFINITIONS

            The following terms and references shall have the meanings indicated:

            1.1 Cambridge Borrower: Collectively, Sonesta of Massachusetts, Inc., a Massachusetts corporation , and Roger P. Sonnabend, Peter J. Sonnabend, and Boy A.J. van Riel, trustees of the Charterhouse of Cambridge Trust, and not individually, under a Declaration of Trust dated December 27, 1963 and recorded at Middlesex South, Commonwealth of Massachusetts, Deeds Book 11160, Page 340, as amended by Amendment of Declaration of Trust dated July 8, 1966 and recorded at Middlesex South, Commonwealth of Massachusetts, Deeds Book 11160, Page 359.

            1.2 Cambridge Loan Documents: The Cambridge Note, all of the mortgages, deeds of trust, and other instruments and documents executed by the Cambridge Borrower and/or Guarantor securing the Cambridge Note, including any guaranty agreements, environmental indemnity agreements, replacement reserve agreements, collateral assignment of liquor licenses, lease certificates, and all other documents executed or delivered by the Cambridge Borrower and/or Guarantor in connection with the transaction pursuant to which the Cambridge Note has been executed and delivered. The term Cambridge Loan Documents also includes all modifications, extensions, renewals, and replacements of each document referred to above.

            1.3 Cambridge Note: The Amended and Restated Promissory Note of even date herewith executed by the Cambridge Borrower and payable to the order to Mortgagee in the principal face amount of $41,000,000.00, together with all renewals, extensions and modifications of such amended and restated promissory note.

            1.4 Chattels: All goods, fixtures, inventory, equipment, building and other materials, supplies, and other tangible personal property of every nature now owned or hereafter acquired by Mortgagor and used, intended for use, or reasonably required in the construction, development, or operation of the Property, together with all accessions thereto, replacements and substitutions therefor, and proceeds thereof.

            1.5 Default: Any matter which, with the giving of notice, passage of time, or both, would constitute an Event of Default.

            1.6 Environmental Indemnity Agreement: The Environmental Indemnity Agreement of even date herewith executed by Mortgagor and Guarantor for the benefit of Mortgagee.

            1.7 ERISA: The Employee Retirement Income Security Act of 1974, as amended, together with all rules and regulations issued thereunder.

            1.8 Event of Default: As defined in Article 6.

            1.9 Financial Certificate: The certificate of even date herewith executed by Mortgagor to Mortgagee concerning financial statements previously delivered by Mortgagor to Mortgagee.

            1.10 General Partner: Florida Sonesta Corporation, a Florida corporation, and any other or successor general partner of Mortgagor.

            1.11 Guarantor: Sonesta International Hotels Corporation, a New York corporation.

            1.12 Intangible Personalty: All accounts, accounts receivable arising from guest occupancy of the Property, monies in the possession of Mortgagee (including without limitation proceeds from insurance, retainages and deposits for taxes and insurance), permits, liquor licenses, contract rights (including, without limitation, rights to receive insurance proceeds) and general intangibles (whether now owned or hereafter acquired, and including proceeds thereof) relating to or arising from Mortgagor's ownership, use, operation, leasing, or sale of all or any part of the Property, specifically including but in no way limited to any right which Mortgagor may have or acquire to transfer any development rights from the Property to other real property, and any development rights which may be so transferred, and any and all fees, charges, accounts, or other payments for the use or occupancy of rooms and other public facilities located at the Property.

            1.13 Lease Certificate: The certificate of even date herewith executed by Mortgagor to Mortgagee concerning Leases.

            1.14 Leases: Any and all leases, subleases and other agreements under the terms of which any person other than Mortgagor has or acquires any right to occupy or use the Property, or any part thereof.

            1.15 Limited Guaranty Agreement: The Limited Guaranty Agreement of even date herewith made by Guarantor for the benefit of Mortgagee.

            1.16 Liquor License Assignment: The Security Agreement and Collateral Assignment of Liquor Licenses of even date herewith executed by Mortgagor for the benefit of Mortgagee.

            1.17 Loan Documents: The Note, all of the deeds of trusts, mortgages and other instruments and documents securing the Note, including this Mortgage, the Environmental Indemnity Agreement, the Limited Guaranty Agreement, the Lease Certificate, the Financial Certificate, the Liquor License Assignment, the Replacement Reserve and Security Agreement, and each other document executed or delivered by Mortgagor or Guarantor in connection with the transaction pursuant to which the Note has been executed and delivered, but excluding the Non-Recourse Guaranty Agreement and the Second Mortgage. The term "Loan Documents" also includes all modifications, extensions, renewals, and replacements of each document referred to above.

            1.18 Mortgagee: The Mortgagee named in the introductory paragraph of this Mortgage (Taxpayer Identification No. 52-502540), whose legal address is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022, together with any future holder of the Note.

            1.19 Mortgagor: The Mortgagor named in the introductory paragraph of this Mortgage (Taxpayer Identification No. 06-1518976), whose legal address is c/o Sonesta International Hotels Corp., 200 Clarendon Street, 41st Floor, Boston, Massachusetts 02116, Attention: Office of the Treasurer, together with any future owner of the Property or any part thereof or interest therein.

            1.20 Non-Recourse Guaranty Agreement: The Non-Recourse Guaranty Agreement of even date herewith made by Mortgagor for the benefit of Mortgagee, and secured by the Second Mortgage, pursuant to which Mortgagor has guaranteed to Mortgagee payment and performance of the Cambridge Note and the other Cambridge Loan Documents.

            1.21 Note: Mortgagor's Consolidated and Renewed Promissory Note of even date herewith, payable to the order of Mortgagee in the principal face amount of $31,000,000.00, the last payment under which is due on July 1, 2010, or, if extended by Mortgagee pursuant to its terms, July 1, 2015, unless such due date is accelerated, together with all renewals, extensions and modifications of such promissory note. All terms and provisions of the Note are incorporated by this reference in this Mortgage.

            1.22 Permits: All permits, licenses, certificates and authorizations necessary for the beneficial development, ownership, use, occupancy, operation and maintenance of the Property, including, without limitation, all liquor, innholder's and similar such licenses.

            1.23 Permitted Exceptions: The matters set forth in Exhibit B attached hereto.

            1.24 Property: The tract or tracts of land described in Exhibit A attached, together with the following:

                  (a) All buildings, structures, and improvements now or hereafter located on such tract or tracts, as well as all rights-of-way, easements, and other appurtenances thereto;

                  (b) All of Mortgagor's right, title and interest in any land lying between the boundaries of such tract or tracts and the center line of any adjacent street, road, avenue, or alley, whether opened or proposed;

                  (c) All of the rents, income, receipts, revenues, issues and profits of and from such tract or tracts and improvements;

                  (d) All (i) water and water rights (whether decreed or undecreed, tributary, nontributary or not nontributary, surface or underground, or appropriated or unappropriated); (ii) ditches and ditch rights; (iii) spring and spring rights; (iv) reservoir and reservoir rights; and (v) shares of stock in water, ditch and canal companies and all other evidence of such rights, which are now owned or hereafter acquired by Mortgagor and which are appurtenant to or which have been used in connection with such tract or tracts or improvements;

                  (e) All minerals, crops, timber, trees, shrubs, flowers, and landscaping features now or hereafter located on, under or above such tract or tracts;

                  (f) All machinery, apparatus, equipment, fittings, fixtures owned by Mortgagor (whether actually or constructively attached, and including all trade, domestic, and ornamental fixtures) now or hereafter located in, upon, or under such tract or tracts or improvements and used or usable in connection with any present or future operation thereof, including but not limited to all heating, air-conditioning, freezing, lighting, laundry, incinerating and power equipment; engines; pipes; pumps; tanks; motors; conduits; switchboards; plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, cooking, and communications apparatus; boilers, water heaters, ranges, furnaces, and burners; appliances; vacuum cleaning systems; elevators; escalators; shades; awnings; screens; storm doors and windows; stoves; refrigerators; attached cabinets; partitions; ducts and compressors; rugs and carpets; draperies; and all additions thereto and replacements therefor;

                  (g) All development rights associated with such tract or tracts, whether previously or subsequently transferred to such tract or tracts from other real property or now or hereafter susceptible of transfer from such tract or tracts to other real property;

                  (h) All awards and payments, including interest thereon, resulting from the exercise of any right of eminent domain or any other public or private taking of, injury to, or decrease in the value of, any of such property; and

                  (i) All other and greater rights and interests of every nature in such tract or tracts and in the possession or use thereof and income therefrom, whether now owned or subsequently acquired by Mortgagor.

            1.25 Replacement Reserve and Security Agreement: The Replacement Reserve and Security Agreement of even date herewith executed by Mortgagor for the benefit of Mortgagee.

            1.26 Second Mortgage: The Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents of even date herewith executed by Mortgagor for the benefit of Mortgagee and securing Mortgagor's obligations under the Non-Recourse Guaranty Agreement.

            1.27 Secured Obligations: All present and future obligations of Mortgagor to Mortgagee evidenced by or contained in the Note and the other Loan Documents (excluding, however, the Limited Guaranty Agreement and all documents executed by the Guarantor), whether stated in the form of promises, covenants, representations, warranties, conditions, or prohibitions or in any other form. If the maturity of the Note secured by this Mortgage is accelerated, the Secured Obligations shall also include an amount equal to the prepayment premium payable under the terms of the Note in connection with any such acceleration.

                                   Article 2

                                 GRANTING CLAUSE

            2.1 Grant to Mortgagee. As security for the Secured Obligations, Mortgagor hereby grants, bargains, sells, conveys, mortgages, and warrants unto Mortgagee the entire right, title, interest and estate of Mortgagor in and to the Property, whether now owned or hereafter acquired; TO HAVE AND TO HOLD the same, together with all and singular the rights, hereditaments, and appurtenances in anywise appertaining or belonging thereto, unto Mortgagee and Mortgagee's successors, substitutes and assigns forever.

            2.2 Security Interest to Mortgagee. As additional security for the Secured Obligations, Mortgagor hereby grants to Mortgagee a security interest in the Chattels and in the Intangible Personalty. To the extent any of the Chattels or the Intangible Personalty may be or have been acquired with funds advanced by Mortgagee under the Loan Documents, this security interest is a purchase money security interest. This Mortgage constitutes a Security Agreement under the Uniform Commercial Code of the state in which the Property is located (the "Code") with respect to any part of the Property, Chattels and Intangible Personalty that may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate (all collectively hereinafter called "Collateral"); all of the terms, provisions, conditions and agreements contained in this Mortgage pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Property, and the following provisions of this Section shall not limit the generality or applicability of any other provisions of this Mortgage but shall be in addition thereto:

                  (a) The Collateral shall be used by Mortgagor solely for business purposes, and all Collateral (other than the Intangible Personalty) shall be installed upon the real estate comprising part of the Property for Mortgagor's own use or as the equipment and furnishings furnished by Mortgagor, as landlord, to tenants of the Property;

                  (b) Subject to the provisions of Section 5.7, the Collateral (other than the Intangible Personalty) shall be kept at the real estate comprising a part of the Property, and shall not be removed therefrom without the consent of Mortgagee (being the Secured Party as that term is used in the Code); and the Collateral (other than the Intangible Personalty) may be affixed to such real estate but shall not be affixed to any other real estate;

                  (c) No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office; and Mortgagor will, at its cost and expense, upon demand, furnish to Mortgagee such further information and will execute and deliver to Mortgagee such financing statements and other documents in form satisfactory to Mortgagee and will do all such acts and things as Mortgagee may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected first-priority security interest in the Collateral as security for the Secured Obligations, subject to no adverse liens or encumbrances; and Mortgagor will pay the cost of filing the same or filing or recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by Mortgagee to be necessary or desirable;

                  (d) The terms and provisions contained in this Section and in
Section 7.6 of this Mortgage shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code; and

                  (e) This Mortgage constitutes a financing statement under the Code with respect to the Collateral. As such, this Mortgage covers all items of the Collateral that are or are to become fixtures. The filing of this Mortgage in the real estate records of the county where the Property is located shall constitute a fixture filing in accordance with the Code. Information concerning the security interests created hereby may be obtained at the addresses set forth in Article 1 of this Mortgage. Mortgagor is the "Debtor" and Mortgagee is the "Secured Party" (as those terms are defined and used in the Code) insofar as this Mortgage constitutes a financing statement.

                                   Article 3

                   MORTGAGOR'S REPRESENTATIONS AND WARRANTIES

            3.1 Warranty of Title. Mortgagor represents and warrants to Mortgagee that:

                  (a) Mortgagor has good, indefeasible and marketable fee simple title to the Property, and such fee simple title is free and clear of all liens, encumbrances, security interests and other claims whatsoever, subject only to the Permitted Exceptions;

                  (b) Mortgagor is the sole and absolute owner of the Chattels and the Intangible Personalty, free and clear of all liens, encumbrances, security interests and other claims whatsoever, subject only to the Permitted Exceptions;

                  (c) This Mortgage is a valid and enforceable first lien and security interest on the Property, Chattels and Intangible Personalty, subject only to the Permitted Exceptions; and

                  (d) Mortgagor, for itself and its successors and assigns, hereby agrees to warrant and forever defend, all and singular of the property and property interests granted and conveyed pursuant to this Mortgage, against every person whomsoever lawfully claiming, or to claim, the same or any part thereof.

            The warranties contained in this Section shall survive foreclosure of this Mortgage, and shall inure to the benefit of and be enforceable by any person who may acquire title to the Property, the Chattels, or the Intangible Personalty pursuant to any such foreclosure.

            3.2 Due Authorization. If Mortgagor is other than a natural person, then each individual who executes this document on behalf of Mortgagor represents and warrants to Mortgagee that such execution has been duly authorized by all necessary corporate, partnership, or other action on the part of Mortgagor. Mortgagor represents that Mortgagor has obtained all consents and approvals required in connection with the execution, delivery and performance of this Mortgage.

            3.3 Other Representations and Warranties. Mortgagor represents and warrants to Mortgagee as follows:

                  (a) Mortgagor is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware. Mortgagor is duly authorized to transact business in and is in good standing under the laws of the State of Florida. The sole General Partner of Mortgagor is Florida Sonesta Corporation, a corporation duly organized authorized, validly existing and in good standing under the laws of the State of Florida;

                  (b) This Mortgage is, and each other Loan Document to which Mortgagor is a party will, when delivered hereunder, be valid and binding obligations of Mortgagor enforceable against Mortgagor in accordance with their respective terms, except as limited by equitable principles and bankruptcy, insolvency and similar laws affecting creditors' rights;

                  (c) The execution, delivery and performance by Mortgagor of the Loan Documents will not contravene any contractual or other restriction binding on or affecting Mortgagor, any General Partner or any Guarantor, and will not result in or require the creation of any lien, security interest, other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties;

                  (d) The execution, delivery and performance by Mortgagor of the Loan Documents does not contravene any applicable law;

                  (e) No authorization, approval, consent or other action by, and no notice to or filing with, any court, governmental authority or regulatory body is required for the due execution, delivery and performance by Mortgagor of any of the Loan Documents or the effectiveness of any assignment of any of Mortgagor's rights and interests of any kind to Mortgagee;

                  (f) No part of the Property, Chattels, or Intangible Personalty is in the hands of a receiver, no application for a receiver is pending with respect to any portion of the Property, Chattels, or Intangible Personalty, and no part of the Property, Chattels, or Intangible Personalty is subject to any foreclosure or similar proceeding;

                  (g) Neither Mortgagor, Guarantor nor any General Partner has made an assignment for the benefit of creditors, nor has Mortgagor, Guarantor or any General Partner filed, or had filed against it, any petition in bankruptcy;

                  (h) (h) There is no pending or, to the best of Mortgagor's knowledge, threatened condemnation proceeding against the Property, and there is no pending or, to the best of Mortgagor's knowledge, threatened, litigation, action, proceeding or investigation against Mortgagor, Guarantor, any General Partner or the Property before any court, governmental or quasi-governmental, arbitrator or other authority which may have a material adverse effect upon the Property or any such party;

                  (i) Mortgagor is a "non-foreign person" within the meaning of Sections 1445 and 7701 of the United States Internal Revenue Code of 1986, as amended, and the regulations issued thereunder;

                  (j) Access to and egress from the Property are available and provided by public streets, and Mortgagor has no knowledge of any federal, state, county, municipal or other governmental plans to change the highway or road system in the vicinity of the Property or to restrict or change access from any such highway or road to the Property;

                  (k) All public utility services necessary for the operation of all improvements constituting part of the Property for their intended purposes are available at the boundaries of the land constituting part of the Property, including water supply, storm and sanitary sewer facilities, and natural gas, electric, telephone and cable television facilities;

                  (l) The Property is located in a zoning district designated HR-Hotel Resort by the Village of Key Biscayne, Florida with a permitted use of the Property as a hotel. Such zoning and the land use designation permit the use and operation of the Property as a permitted use, and are consistent; however, the Property is legally non-conforming with respect to the density requirements of the Master Plan of the Village of Key Biscayne, Florida. The Master Plan would not preclude the repair or reconstruction of the Property or any portion thereof following a natural disaster or other casualty to its present form within the existing building envelope and with the same or fewer number of units than existed prior to any such natural disaster or other casualty. To the best of Mortgagor's knowledge, and except as provided above, the Property complies in all respects with all requirements, conditions, restrictions, zoning ordinances and regulations applicable to the Property;

                  (m) There are no special or other assessments for public improvements or otherwise now affecting the Property, nor does Mortgagor know of any pending or threatened special assessments affecting the Property or any contemplated improvements affecting the

Property that may result in special assessments. There are no tax abatements or exceptions affecting the Property;

                  (n) Mortgagor, Guarantor and each General Partner have filed all tax returns which are required to be filed by them, and have paid all taxes as shown on such returns or on any assessment received pertaining to the Property;

                  (o) Mortgagor has not received any notice from any governmental body having jurisdiction over the Property as to any violation of any applicable law, or any notice from any insurance company or inspection or rating bureau setting forth any requirements as a condition to the continuation of any insurance coverage on or with respect to the Property or the continuation thereof at premium rates existing at present which have not been remedied or satisfied;

                  (p) To the best of Mortgagor's knowledge, neither Mortgagor, Guarantor nor any General Partner is in default, in any manner which would adversely affect its properties, assets, operations or condition (financial or otherwise), in the performance, observance or fulfillment of any of the obligations, covenants or conditions set forth in any agreement or instrument to which it is a party or by which it or any of its properties, assets or revenues are bound;

                  (q) Except as set forth in the Lease Certificate, there are no occupancy rights (written or oral), Leases or tenancies presently affecting any part of the Property. The Lease Certificate contains a true and correct description of all Leases presently affecting the Property. No written or oral agreements or understandings exist between Mortgagor and the tenants under the Leases described in the Lease Certificate that grant such tenants any rights greater than those described in the Lease Certificate or that are in any way inconsistent with the rights described in the Lease Certificate;

                  (r) There are no options, purchase contracts or other similar agreements of any type (written or oral) presently affecting any part of the Property;

                  (s) There exists no brokerage agreement with respect to any part of the Property;

                  (t) Except as otherwise disclosed to Mortgagee in writing prior to the date hereof, (i) there are no contracts presently affecting the Property ("Contracts") having a term in excess of one hundred eighty (180) days or not terminable by Mortgagor (without penalty) on thirty (30) days' notice;
(ii) Mortgagor has heretofore delivered to Mortgagee true and correct copies of each of the Contracts together with all amendments thereto; (iii) to the best of Mortgagor's knowledge, Mortgagor is not in default of any obligations under any of the Contracts; and (iv) the Contracts represent the complete agreement between Mortgagor and such other parties as to the services to be performed or materials to be provided thereunder and the compensation to be paid for such services or materials, as applicable, and except as otherwise disclosed herein, such other parties possess no unsatisfied claims against Mortgagor. To the best of Mortgagor's knowledge, Mortgagor is not in default under any of the Contracts and no event has occurred which, with the passing of time or the giving of notice, or both, would constitute a default under any of the Contracts;

                  (u) Mortgagor has obtained all Permits necessary or desirable for the operation, use, ownership, development, occupancy and maintenance of the Property as a hotel. None of the Permits has been suspended or revoked, and all of the Permits are in full force and effect, are fully paid for, and Mortgagor has made or will make application for renewals of any of the Permits prior to the expiration thereof;

                  (v) All insurance policies held by Mortgagor relating to or affecting the Property are in full force and effect and shall remain in full force and effect until all Secured Obligations are paid in full. Mortgagor has not received any notice of default or notice terminating or threatening to terminate any such insurance policies. Mortgagor has made or will make application for renewals of such insurance policies prior to the expiration thereof;

                  (w) Mortgagor currently complies with ERISA. To the best of Mortgagor's knowledge, neither the making of the loan evidenced by the Note and secured by this Mortgage nor the exercise by Mortgagee of any of its rights under the Loan Documents constitutes or will constitute a non-exempt, prohibited transaction under ERISA; and

                  (x) To the best of Mortgagor's knowledge, and except as provided in Section 3.3(l), the Property is in compliance with the requirements of all applicable comprehensive plans, including without limitation, all concurrency requirements.

            3.4 Continuing Effect. Mortgagor shall be liable to Mortgagee for any damage suffered by Mortgagee if any of the foregoing representations are materially inaccurate as of the date hereof, regardless of when such inaccuracy may be discovered by, or result in harm to, Mortgagee. Mortgagor further represents and warrants that the foregoing representations and warranties, as well as all other representations and warranties of Mortgagor to Mortgagee relative to the Loan Documents, shall remain materially true and correct during the term of the Note and shall survive termination of this Mortgage.

                                   Article 4

                        MORTGAGOR'S AFFIRMATIVE COVENANTS

            4.1 Payment of Note. Mortgagor will pay all principal, interest, and other sums payable under the Note, on the date when such payments are due, without notice or demand.

            4.2 Performance of Other Obligations. Mortgagor will promptly and strictly perform and comply with all other covenants, conditions, and prohibitions required of Mortgagor by the terms of the Loan Documents.

            4.3 Other Encumbrances. Mortgagor will promptly and strictly perform and comply with all covenants, conditions, and prohibitions required of Mortgagor in connection with any other encumbrance affecting the Property, the Chattels, or the Intangible Personalty, or any part thereof, or any interest therein, regardless of whether such other encumbrance is superior or subordinate to the lien hereof.

            4.4 Payment of Taxes.

                  (a) Property Taxes. Except to the extent that Mortgagor has made escrow payments to Mortgagee pursuant to Section 4.4(b) below, (i) Mortgagor will pay, before delinquency, all taxes and assessments, general or special, which may be levied or imposed at any time against Mortgagor's interest and estate in the Property, the Chattels, or the Intangible Personalty, (ii) within ten (10) days after each payment of any such tax or assessment, Mortgagor will deliver to Mortgagee, without notice or demand, an official receipt for such payment, and (iii) at Mortgagee's option, Mortgagee may retain the services of a firm to monitor the payment of all taxes and assessments relating to the Property, the cost of which shall be borne by Mortgagor.

                  (b) Deposit for Taxes. On or before the date hereof, Mortgagor shall deposit with Mortgagee an amount equal to 1/12th of the amount which Mortgagee estimates will be required to make the next annual payment of taxes, assessments, and similar governmental charges referred to in this Section, multiplied by the number of whole or partial months that have elapsed since the date one month prior to the most recent due date for such taxes, assessments and similar governmental charges. Thereafter, with each monthly payment under the Note, Mortgagor shall deposit with Mortgagee an amount equal to 1/12th of the amount which Mortgagee estimates will be required to pay the next annual payment of taxes, assessments, and similar governmental charges referred to in this Section. The purpose of these provisions is to provide Mortgagee with sufficient funds on hand to pay all such taxes, assessments, and other governmental charges thirty (30) days before the date on which they become past due. If the Mortgagee, in its sole discretion, determines that the funds escrowed hereunder are, or will be, insufficient, Mortgagor shall upon demand pay such additional sums as Mortgagee shall determine necessary and shall pay any increased monthly charges requested by Mortgagee. Provided no Default or Event of Default exists hereunder, Mortgagee will apply the amounts so deposited to the payment of such taxes, assessments, and other charges when due. Any amount deposited pursuant to this Section 4.4(b) may be held and commingled with Mortgagee's own funds. All amounts held in escrow pursuant to this Section 4.4(b) shall accrue interest for the benefit of Mortgagor; provided, however, Mortgagor shall pay to Mortgagee (or its loan servicer) the administrative costs associated with investing, administering or otherwise providing for interest on the amounts so deposited.

                  (c) Intangible Taxes. If by any reason, including, but not limited to, by reason of any statutory or constitutional amendment or judicial decision adopted or rendered after the date hereof, any tax, assessment, or similar charge, including, without limitation, mortgage, documentary or other intangible tax, is imposed against the Note, this Mortgage or any other Loan Document, Mortgagee, or any interest of Mortgagee in any real or personal property encumbered hereby, Mortgagor will pay such tax, assessment, or other charge before delinquency and will indemnify Mortgagee against all loss, expense, or diminution of income in connection therewith. In the event Mortgagor fails to do so, or is unable to do so, either for economic reasons or because the legal provisions or decisions creating such tax, assessment or charge forbid Mortgagor from doing so, then the Note will, at Mortgagee's option, become due and payable in full upon ninety
(90) days' notice to Mortgagor. Mortgagor's obligation to pay any tax, assessment or similar charge referred to in this Section 4.4(c) shall not be subject to limitation on personal liability described in the Note.

                  (d) Right to Contest. Notwithstanding any other provision of this Section, Mortgagor will not be deemed to be in default solely by reason of Mortgagor's failure to pay any tax, assessment or similar governmental charge so long as, in Mortgagee's judgment, each of the following conditions is satisfied:

                        (i) Mortgagor is engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or amount of such tax, assessment, or charge; and

                        (ii) Mortgagor's payment of such tax, assessment, or charge would necessarily and materially prejudice Mortgagor's prospects for success in such proceedings; and

                        (iii) Nonpayment of such tax, assessment, or charge will not result in the loss or forfeiture of any property encumbered hereby or any interest of Mortgagee therein; and

                        (iv) Mortgagor deposits with Mortgagee, as security for such payment which may ultimately be required, a sum equal to the amount of the disputed tax, assessment or charge plus the interest, penalties, advertising charges, and other costs which Mortgagee estimates are likely to become payable if Mortgagor's contest is unsuccessful.

            If Mortgagee determines that any one or more of such conditions is not satisfied or is no longer satisfied, Mortgagor will pay the tax, assessment, or charge in question, together with any interest and penalties thereon, within ten (10) days after Mortgagee gives notice of such determination.

            4.5 Maintenance of Insurance.

                  (a) Coverages Required. Mortgagor shall maintain or cause to be maintained, with financially sound and reputable insurance companies or associations satisfactory to Mortgagee, all insurance required under the terms of that certain Agreement Concerning Insurance Requirements of even date herewith executed by Mortgagor for the benefit of Mortgagee (the "Insurance Agreement"), and shall comply with each and every covenant and agreement contained in such Insurance Agreement.

                  (b) Renewal Policies. Not less than thirty (30) days prior to the expiration date of each insurance policy required pursuant to the Insurance Agreement,

Mortgagor will deliver to Mortgagee an appropriate renewal policy (or a certified copy thereof), together with evidence satisfactory to Mortgagee that the applicable premium has been prepaid.

                  (c) Deposit for Premiums. Upon demand made by Mortgagee following the occurrence of any Default or Event of Default, Mortgagor shall deposit with Mortgagee an amount equal to 1/12th of the amount which Mortgagee estimates will be required to make the next annual payments of the premiums for the policies of insurance referred to in this Section, multiplied by the number of whole and partial months which have elapsed since the date one month prior to the most recent policy anniversary date for each such policy. Thereafter, with each monthly payment under the Note, Mortgagor will deposit an amount equal to 1/12th of the amount which Mortgagee estimates will be required to pay the next required annual premium for each insurance policy referred to in this Section. The purpose of these provisions is to provide Mortgagee with sufficient funds on hand to pay all such premiums thirty (30) days before the date on which they become past due. If the Mortgagee, in its sole discretion, determines that the funds escrowed hereunder are, or will be, insufficient, Mortgagor shall upon demand pay such additional sums as Mortgagee shall determine necessary and shall pay any increased monthly charges requested by Mortgagee. Provided no Default or Event of Default exists hereunder, Mortgagee will apply the amounts so deposited to the payment of such insurance premiums when due. Any amount deposited pursuant to this Section 4.5(c) may be held and commingled with Mortgagee's own funds. All amounts held in escrow pursuant to this Section 4.5(c) shall accrue interest for the benefit of Mortgagor; provided, however, Mortgagor shall pay to Mortgagee (or its loan servicer) the administrative costs associated with investing, administering or otherwise providing for interest on the amounts so deposited.

                  (d) Application of Hazard Insurance Proceeds. Mortgagor shall promptly notify Mortgagee of any damage or casualty to all or any portion of the Property or Chattels. Mortgagee may participate in all negotiations and appear and participate in all judicial arbitration proceedings concerning any insurance proceeds which may be payable as a result of such casualty or damage. Any such insurance proceeds shall be paid to Mortgagee and shall be applied first to reimburse Mortgagee for all costs and expenses, including attorneys' fees, reasonably incurred by Mortgagee in connection with the collection of such insurance proceeds. The balance of any insurance proceeds received by Mortgagee with respect to an insured casualty may, in Mortgagee's sole discretion, either
(i) be retained and applied by Mortgagee toward payment of the Secured Obligations, or (ii) be paid over, in whole or in part and subject to such conditions as Mortgagee may reasonably impose and as are consistent with customary construction loan disbursements, to Mortgagor to pay for repairs or replacements necessitated by the casualty; provided, however, that if all of the Secured Obligations have been performed or are discharged by the application of less than all of such insurance proceeds, then any remaining proceeds will be paid over to Mortgagor. Notwithstanding the preceding sentence, if (A) no Default or Event of Default shall exist hereunder, and (B) the proceeds received by Mortgagee (together with any other funds delivered by Mortgagor to Mortgagee for such purpose) shall be sufficient, in Mortgagee's reasonable judgment, to pay for any restoration necessitated by the casualty, and (C) the cost of such restoration shall not exceed $2,300,000.00, and (D) such restoration can be completed, in Mortgagee's judgment, at least ninety (90) days prior to the maturity date of the Note, then Mortgagee shall apply such proceeds as provided in clause (ii) of the preceding sentence. Mortgagee will have no obligation to see to the proper application of any insurance proceeds paid over to Mortgagor, nor will any such proceeds received by Mortgagee bear interest or be subject to any other charge for the benefit of Mortgagor. Mortgagee may, prior to the application of insurance proceeds, commingle them with Mortgagee's own funds and otherwise act with regard to such proceeds as Mortgagee may determine in Mortgagee's sole discretion.

                  (e) Successor's Rights. Any person who acquires title to the Property or the Chattels upon foreclosure hereunder will succeed to all of Mortgagor's rights under all policies of insurance maintained pursuant to this Section.

            4.6 Maintenance and Repair of Property and Chattels. Mortgagor will at all times maintain the Property and the Chattels in good condition and repair, will diligently prosecute the completion of any building or other improvement which is at any time in the process of construction on the Property, and will promptly repair, restore, replace, or rebuild any part of the Property or the Chattels which may be affected by any casualty or any public or private taking or injury to the Property or the Chattels, provided that applicable insurance proceeds or condemnation awards are made available for such purpose pursuant to Section 4.5 or 4.8 hereof. All costs and expenses arising out of the foregoing shall be paid by Mortgagor whether or not the proceeds of any insurance or eminent domain shall be sufficient therefor. Mortgagor will comply with all statutes, ordinances, and other governmental or quasi-governmental requirements and private covenants relating to the ownership, construction, use, or operation of the Property, including but not limited to any environmental or ecological requirements; provided, that so long as Mortgagor is not otherwise in default hereunder, Mortgagor may, upon providing Mortgagee with security reasonably satisfactory to Mortgagee, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, or requirement. Mortgagee and any person authorized by Mortgagee may enter and inspect the Property at all reasonable times, and may inspect the Chattels, wherever located, at all reasonable times.

            4.7 Leases. Mortgagor shall timely pay and perform each of its obligations under or in connection with the Leases, and shall otherwise pay such sums and take such action as shall be necessary or required in order to maintain each of the Leases in full force and effect in accordance with its terms. Mortgagor shall comply with applicable state statutes governing the handling of security deposits and the payment of sales taxes on rents. Mortgagor shall immediately furnish to Mortgagee copies of any notices given to Mortgagor by the lessee under any Lease, alleging the default by Mortgagor in the timely payment or performance of its obligations under such Lease and any subsequent communication related thereto. Mortgagor shall also promptly furnish to Mortgagee copies of any notices given to Mortgagor by the lessee under any Lease, extending the term of any Lease, requiring or demanding the expenditure of any sum by Mortgagor (or demanding the taking of any action by Mortgagor), or relating to any other material obligation of Mortgagor under such Lease and any subsequent communication related thereto. Mortgagor agrees that Mortgagee, in its sole discretion, may advance any reasonable sum or take any action which Mortgagee believes is necessary or required to maintain the Leases in full force and effect, and all such sums advanced by Mortgagee, together with all reasonable costs and expenses incurred by Mortgagee in connection with action taken by Mortgagee pursuant to this Section, shall be due and payable by Mortgagor to Mortgagee upon demand, shall bear interest until paid at the Default Rate, and shall be secured by this Mortgage.

            4.8 Eminent Domain; Private Damage. If all or any part of the Property is taken or damaged by eminent domain or any other public or private action, Mortgagor will notify Mortgagee promptly of the time and place of all meetings, hearings, trials, and other proceedings relating to such action. Mortgagee may participate in all negotiations and appear and participate in all judicial or arbitration proceedings concerning any award or payment which may be due as a result of such taking or damage. Any such award or payment is to be paid to Mortgagee and will be applied first to reimburse Mortgagee for all costs and expenses, including attorneys' fees, reasonably incurred by Mortgagee in connection with the ascertainment and collection of such award or payment. The balance, if any, of such award or payment may, in Mortgagee's sole discretion, either (a) be retained by Mortgagee and applied toward the Secured Obligations, or (b) be paid over, in whole or in part and subject to such conditions as Mortgagee may reasonably impose and as are consistent with customary construction loan disbursements, to Mortgagor for the purpose of restoring, repairing, or rebuilding any part of the Property affected by the taking or damage. Notwithstanding the preceding sentence, if (i) no Default or Event of Default shall have occurred and be continuing hereunder, and (ii) the proceeds received by Mortgagee (together with any other funds delivered by Mortgagor to Mortgagee for such purpose) shall be sufficient, in Mortgagee's reasonable judgment, to pay for any restoration necessitated by the taking or damage, and
(iii) the cost of such restoration shall not exceed $2,300,000.00, and (iv) such restoration can be completed, in Mortgagee's judgment, at least ninety (90) days prior to the maturity date of the Note, and (v) the remaining Property shall constitute, in Mortgagee's sole judgment, adequate security for the Secured Obligations, then Mortgagee shall apply such proceeds as provided in clause (b) of the preceding sentence. Mortgagee will have no duty to see to the application of any part of any award or payment released to Mortgagor. Mortgagor's duty to pay the Note in accordance with its terms and to perform the other Secured Obligations will not be suspended by the pendency or discharged by the conclusion of any proceedings for the collection of any such award or payment, and any reduction in the Secured Obligations resulting from Mortgagee's application of any such award or payment will take effect only when Mortgagee receives such award or payment. If this Mortgage has been foreclosed prior to Mortgagee's receipt of such award or payment, Mortgagee may nonetheless retain such award or payment to the extent required to reimburse Mortgagee for all costs and expenses, including attorneys' fees, incurred in connection therewith, and to discharge any deficiency remaining with respect to the Secured Obligations.

            4.9 Mechanics' Liens. Mortgagor will keep the Property free and clear of all liens and claims of liens by contractors, subcontractors, mechanics, laborers, materialmen, and other such persons, and will cause any recorded statement of any such lien to be released of record or transferred to bond within thirty (30) days after the recording thereof. Notwithstanding the preceding sentence, however, Mortgagor will not be deemed to be in default under this Section if and so long as Mortgagor (a) contests in good faith the validity or amount of any asserted lien and diligently prosecutes or defends an action appropriate to obtain a binding determination of the disputed matter, and (b) provides Mortgagee with such security as

Mortgagee may require to protect Mortgagee against all loss, damage, and expense, including attorneys' fees, which Mortgagee might incur if the asserted lien is determined to be valid.

            4.10 Defense of Actions. Mortgagor will defend, at Mortgagor's expense, any action, proceeding or claim which affects any property encumbered hereby or any interest of Mortgagee in such property or in the Secured Obligations, and will indemnify and hold Mortgagee harmless from all loss, damage, cost, or expense, including attorneys' fees, which Mortgagee may incur in connection therewith. Mortgagor's obligations under this Section are subject to the following: (a) the right to settle or resolve such claim, subject to Mortgagee's approval, which approval shall not be unreasonably withheld, (b) the right to select legal counsel of Mortgagor's choice, subject to Mortgagee's approval, which approval shall not be unreasonably withheld, and (c) Mortgagor shall not indemnify Mortgagee for Mortgagee's gross negligence or willful misconduct.

            4.11 Expenses of Enforcement. Mortgagor will pay all costs and expenses, including attorneys' fees, which Mortgagee may incur in connection with any effort or action (whether or not litigation or foreclosure is involved) to enforce or defend Mortgagee's rights and remedies under any of the Loan Documents, including but not limited to all attorneys' fees, appraisal fees, consultants' fees, and other expenses incurred by Mortgagee in securing title to or possession of, and realizing upon, any security for the Secured Obligations. All such costs and expenses (together with interest thereon at the Default Rate from the date ten (10) days following demand therefor until paid) shall constitute part of the Secured Obligations, and may be included in the computation of the amount owed to Mortgagee for purposes of foreclosing or otherwise enforcing this Mortgage.

            4.12 Financial Reports. Within ninety (90) days after the end of each fiscal year of Mortgagor, Mortgagor will furnish to Mortgagee (a) Mortgagor's operating statements for the Property as of the end of and for the preceding fiscal year, prepared against the budget for such year; and (b) an annual balance sheet and profit and loss statement of Mortgagor and of each Guarantor. The financial statements and reports described in (a) and (b) above shall be in such detail as Mortgagee may require, shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be prepared in accordance with the Uniform System of Accounts for the Lodging Industry, Ninth Revised Edition, First Printing 1996, as adopted by the American Hotel and Motel Association, as amended or supplemented from time to time, and shall be certified as true and correct by Mortgagor or the applicable Guarantor (or, if required by Mortgagee, such operating statements, balance sheets and profit and loss statements shall be certified by an independent certified public accountant acceptable to Mortgagee). Mortgagor will also furnish or cause to be furnished to Mortgagee within thirty (30) days of Mortgagee's request, any other financial reports or statements of Mortgagor, including, without limitation, balance sheets, profit and loss statements, other financial statements and certified rent rolls, required under any of the Loan Documents, requested by any regulatory or governmental authority exercising jurisdiction over Mortgagee, or reasonably requested by Mortgagee from time to time.

            4.13 Priority of Leases. To the extent Mortgagor has the right, under the terms of any Lease, to make such lease subordinate to the lien hereof, Mortgagor will, at Mortgagee's request and Mortgagor's expense, take such action as may be required to effect such subordination. Conversely, Mortgagor will, at Mortgagee's request and Mortgagor's expense, take such action as may be necessary to subordinate the lien hereof to any future Lease designated by Mortgagee.

            4.14 Inventories; Assembly of Chattels. Mortgagor will, from time to time at the request of Mortgagee, supply Mortgagee with a current inventory of the Chattels and the Intangible Personalty, in such detail as Mortgagee may require. Upon the occurrence of any Event of Default hereunder, Mortgagor will at Mortgagee's request assemble the Chattels and make them available to Mortgagee at any place designated by Mortgagee which is reasonably convenient to both parties.

            4.15 Compliance with Laws, Etc. Mortgagor shall comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, maintaining all Permits and paying before the same become delinquent all taxes, assessments and governmental charges imposed upon Mortgagor or the Property.

            4.16 Records and Books of Account. Mortgagor shall keep accurate and complete records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions relating to the Property.

            4.17 Inspection Rights. At any reasonable time, and from time to time, Mortgagor shall permit Mortgagee, or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the Property and to discuss with Mortgagor the affairs, finances and accounts of Mortgagor.

            4.18 Change of Executive Offices. Mortgagor shall promptly notify Mortgagee if changes are made in the location of Mortgagor's primary executive offices.

            4.19 Further Assurances; Estoppel Certificates. Mortgagor will execute and deliver to Mortgagee upon demand, and pay the costs of preparation and recording thereof, any further documents which Mortgagee may request to confirm or perfect the liens and security interests created or intended to be created hereby, or to confirm or perfect any evidence of the Secured Obligations. Mortgagor will also, within ten (10) days after any request by Mortgagee, deliver to Mortgagee a signed and acknowledged statement certifying to Mortgagee, or to any proposed transferee of the Secured Obligations, (a) the balance of principal, interest, and other sums then outstanding under the Note, and (b) whether Mortgagor claims to have any offsets or defenses with respect to the Secured Obligations and, if so, the nature of such offsets or defenses.

            4.20 Costs of Closing. Mortgagor shall on demand pay directly or reimburse Mortgagee for any costs or expenses pertaining to the closing of the loan evidenced by the Note and secured by this Mortgage, including, but not limited to, fees of counsel for Mortgagee, costs and expenses for which invoices were not available at the closing of such loan, or costs and expenses which are incurred by Mortgagee after such closing. All such costs and expenses (together with interest thereon at the Default Rate from the date ten
(10) days following demand therefor until paid) shall constitute a part of the Secured Obligations, and may be included in the computation of the amount owed to Mortgagee for purposes of foreclosing or otherwise enforcing this Mortgage.

            4.21 Fund for Electronic Transfer. All monthly payments of principal and interest on the Note, and escrow deposits under this Mortgage, shall be made by Mortgagor by electronic funds transfer from a bank account or accounts established and maintained by Mortgagor.

            4.22 Use. Mortgagor shall use the Property solely for the operation of a hotel and ancillary purposes and for no other use or purpose.

                                   Article 5

                         MORTGAGOR'S NEGATIVE COVENANTS

            5.1 Waste and Alterations. Mortgagor will not commit or permit any waste with respect to the Property or the Chattels. Mortgagor shall not cause or permit any part of the Property, including but not limited to any building, structure, parking lot, driveway, landscape scheme, timber, or other ground improvement, to be removed, demolished, or materially altered without the prior written consent of Mortgagee.

            5.2 Zoning and Private Covenants. Mortgagor will not initiate, join in, or consent to any change in any zoning ordinance or classification, any change in the "zone lot" or "zone lots" (or similar zoning unit or units) presently comprising the Property, any transfer of development rights, any private restrictive covenant, or any other public or private restriction limiting or defining the uses which may be made of the Property or any part thereof, without the express written consent of Mortgagee. If under applicable zoning provisions the use of all or any part of the Property is or becomes a nonconforming use, Mortgagor will not cause such use to be discontinued or abandoned without the express written consent of Mortgagee, and Mortgagor will use its best efforts to prevent the tenant under any Lease from discontinuing or abandoning such use.

            5.3 Interference with Leases. Mortgagor shall not collect rent from all or any part of the Property for more than one month in advance, or assign the rents from the Property or any part thereof. Without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, Mortgagor shall not terminate (other than at the stated expiration thereof) or make or permit any modification to the Lease relating to that portion of the Property currently operated as the so called "Two Dragons" restaurant (the "Two Dragons Lease"), or enter into, modify or terminate (other than at the stated expiration thereof) any Lease approved by Mortgagee as a replacement to, or substitution of, the Two Dragons Lease.

            5.4 Transfer or Further Encumbrance of Property. Subject to the provisions of Section 5.7 relating to Chattels, without Mortgagee's prior written consent, which consent may be granted or withheld in Mortgagee's sole and absolute discretion, Mortgagor shall not (a) sell, assign, convey, transfer or otherwise dispose of any legal, beneficial or equitable interest in all or any part of the Property,
(b) permit or suffer any owner, directly or indirectly, of any beneficial interest in the Property or Mortgagor to transfer such interest, whether by transfer of partnership, membership, stock or other beneficial interest in any entity or otherwise, or (c) mortgage, hypothecate or otherwise encumber or permit to be encumbered or grant or permit to be granted a security interest in all or any part of the Property or Mortgagor or any beneficial or equitable interest in either the Property or Mortgagor. The provisions of this Section shall not prohibit transfers of title or interest under any will or testament or applicable law of descent, and shall not prohibit the transfer of the limited partnership interests in Mortgagor owned by Key Biscayne Limited Partnership, a Florida limited partnership. Notwithstanding the foregoing to the contrary, (1) Mortgagee shall permit transfers of the shares of Guarantor (a "Guarantor Transfer") in connection with the sale of all of the shares of Guarantor to an individual or entity previously approved in writing by Mortgagee in its sole discretion, or, in all other cases, provided that the Sonnabend family, or any of them, shall at all times during which any Secured Obligation shall remain outstanding, (x) collectively own not less than 51% of Guarantor, and (y) control Guarantor, and (2) if any Guarantor Transfer is not permitted under the terms of this Section 5.4, then Mortgagor shall have the right to complete a Defeasance of the Note by satisfying the Defeasance Requirements set forth in the Note. For purposes of the foregoing, the Sonnabend family shall be presumed to control Guarantor if the Sonnabend family, or any of them, possesses the power, directly or indirectly, to direct, or cause the direction of, the management or policies of Guarantor, whether through ownership of voting securities, by contract, or otherwise.

            5.5 Further Encumbrance of Chattels. Mortgagor will neither create nor permit any lien, security interest or encumbrance against the Chattels or Intangible Personalty or any part thereof or interest therein, other than the liens and security interests created by the Loan Documents, without the prior written consent of Mortgagee, which may be withheld for any reason.

            5.6 Assessments Against Property. Mortgagor will not, without the prior written approval of Mortgagee, which may be withheld for any reason, consent to or allow the creation of any so-called special districts, special improvement districts, benefit assessment districts or similar districts, or any other body or entity of any type, or allow to occur any other event, that would or might result in the imposition of any additional taxes, assessments or other monetary obligations or burdens on the Property, and this provision shall serve as RECORD NOTICE to any such district or districts or any governmental entity under whose authority such district or districts exist or are being formed that, should Mortgagor or any other person or entity include all or any portion of the Property in such district or districts, whether formed or in the process of formation, without first obtaining Mortgagee's express written consent, the rights of Mortgagee in the Property pursuant to this Mortgage or following any foreclosure of this Mortgage, and the rights of any person or entity to whom Mortgagee might transfer the Property following a foreclosure of this Mortgage, shall be senior and superior to any taxes, charges, fees, assessments or other impositions of any kind or nature whatsoever, or liens (whether statutory, contractual or otherwise) levied or imposed, or to be levied or imposed, upon the Property or any portion thereof as a result of inclusion of the Property in such district or districts.

            5.7 Transfer or Removal of Chattels. Mortgagor will not sell, transfer or remove from the Property all or any part of the Chattels, unless the items sold, transferred, or removed are simultaneously replaced with similar items of equal or greater value. Mortgagor shall not replace any Chattel owned by any Mortgagor as of the date hereof by leasing such Chattel or Chattels unless Mortgagee consents to such lease, which consent shall not be unreasonably withheld provided (a) Mortgagee may, under the terms of any such lease, succeed to Mortgagor's rights as lessee, and (b) Mortgagee is given notice and an opportunity to cure any default by Mortgagor under any such lease.

            5.8 Change of Name. Mortgagor will not change the name under which Mortgagor does business, or adopt or begin doing business under any other name or assumed or trade name, without first notifying Mortgagee of Mortgagor's intention to do so and delivering to Mortgagee such executed modifications or supplements to this Mortgage (and to any financing statement which may be filed in connection herewith) as Mortgagee may require.

            5.9 Improper Use of Property or Chattels. Mortgagor will not use the Property or the Chattels for any purpose or in any manner which violates any applicable law, ordinance, or other governmental requirement, the requirements or conditions of any insurance policy, or any private covenant.

            5.10 ERISA. Mortgagor shall not engage in any transaction which would cause the Note (or the exercise by Mortgagee of any of its rights under the Loan Documents) to be a non-exempt (under a class exemption), prohibited transaction under ERISA (including for this purpose the parallel provisions of Section 4975 of the Internal Revenue Code of 1986, as amended), or otherwise result in Mortgagee being deemed in violation of any applicable provisions of ERISA. Mortgagor shall indemnify, protect, defend, and hold Mortgagee harmless from and against any and all losses, liabilities, damages, claims, judgments, costs, and expenses (including, without limitation attorneys' fees and costs reasonably incurred in the investigation, defense, and settlement of claims and in obtaining any individual ERISA exemption or state administrative exception that may be required, in Mortgagee's sole and absolute discretion) that Mortgagee may incur, directly or indirectly, as the result of the breach by Mortgagor of any warranty or representation set forth in Section 3.3(w) hereof or the breach by Mortgagor of any covenant contained in this Section. This indemnity shall survive any termination, satisfaction or foreclosure of this Mortgage and shall not be subject to the limitation on personal liability described in the Note.

                                   Article 6

                                EVENTS OF DEFAULT

            Each of the following events will constitute an event of default (an "Event of Default") under this Mortgage and under each of the other Loan
Documents:

            6.1 Failure to Pay Note. Mortgagor's failure to make any payment due under the Note or any other Loan Document within five (5) days following its due date.

            6.2 Due on Sale or Encumbrance. The occurrence of any violation of any covenant contained in Section 5.4, 5.5 or 5.7 hereof.

            6.3 Other Obligations. The failure of Mortgagor to properly perform any obligation contained herein or in any of the other Loan Documents (other than the obligation to make payments under the Note or the other Loan Documents) and the continuance of such failure for a period of thirty (30) days following written notice thereof from Mortgagee to Mortgagor; provided, however, that if such failure is not curable within such thirty (30) day period, then, so long as Mortgagor commences to cure such failure within such thirty (30) day period and is continually and diligently attempting to cure to completion, such failure shall not be an Event of Default unless such failure remains uncured for ninety
(90) days after such written notice to Mortgagor.

            6.4 Levy Against Property. The levy against any of the Property, Chattels or Intangible Personalty, of any execution, attachment, sequestration or other writ, unless discharged within thirty (30) days.

            6.5 Liquidation. The liquidation, termination or dissolution of Mortgagor, any General Partner, any Guarantor, or any other party directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety, general partner or otherwise.

            6.6 Appointment of Receiver. The appointment of a trustee, liquidator or receiver for Mortgagor, any General Partner or any Guarantor, or the assets, or any part thereof, of Mortgagor, any General Partner, any Guarantor or any other party directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety, general partner or otherwise, or the appointment of a trustee or receiver for any real or personal property, or the like, or any part thereof, representing the security for the Note, unless discharged within thirty (30) days.

            6.7 Assignments. The making by Mortgagor, any General Partner, any Guarantor or by any other person or entity directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety, general partner or otherwise, of a transfer in fraud of creditors or an assignment for the benefit of creditors.

            6.8 Order for Relief. The entry in bankruptcy of an order for relief for or against Mortgagor, any General Partner, any Guarantor or any other party directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety, general partner or otherwise.

            6.9 Bankruptcy. The filing of any petition (or answer admitting the material allegations of any petition), or other pleading, seeking entry of an order for relief for or against Mortgagor, any General Partner, any Guarantor or any other party directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety, general partner or otherwise as a debtor or bankrupt or seeking an adjustment of any of such parties' debts, or any other relief under any state or federal bankruptcy, reorganization, debtor's relief or insolvency laws now or hereafter existing, including, without limitation, a petition or answer seeking reorganization or admitting the material allegations of a petition filed against any such parties in any bankruptcy or reorganization proceeding, or the act of any of such parties in instituting or voluntarily being or becoming a party to any other judicial proceedings intended to effect a discharge of the debts of any such parties, in whole or in part, or a postponement of the maturity or the collection thereof, or a suspension of any of the rights or powers of a trustee or of any of the rights or powers granted to Mortgagee herein, or in any other document executed in connection herewith; provided, however, that no Event of Default shall occur under this Section if an involuntary bankruptcy or insolvency petition is filed against Mortgagor, any General Partner, any Guarantor or any other party directly or indirectly liable for the payment of the Note unless such petition is not dismissed within sixty (60) days following its filing.

            6.10 Misrepresentation. If any representation or warranty made by Mortgagor, any General Partner, any Guarantor or any other party directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety, general partner or otherwise, herein, or in any of the other Loan Documents or any other instrument or document modifying, renewing, extending, evidencing, securing or pertaining to the Note is false, misleading or erroneous in any material respect.

            6.11 Judgments. The failure of Mortgagor, any General Partner, any Guarantor or any party directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety, general partner or otherwise, to pay any money judgment in excess of $50,000.00 against any such party before the expiration of thirty (30) days after such judgment becomes final and no longer appealable.

            6.12 Admissions Regarding Debts. The admission of Mortgagor, any General Partner, any Guarantor or any other party directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety, general partner or otherwise, in writing of any such party's inability to pay such party's debts as they become due.

            6.13 Assertion of Priority. The assertion of any claim of priority over this Mortgage, by title, lien, or otherwise, unless Mortgagor within thirty
(30) days after such assertion either causes the assertion to be withdrawn or provides Mortgagee with such security as Mortgagee may require to protect Mortgagee against all loss, damage, or expense, including attorneys' fees, which Mortgagee may incur in the event such assertion is upheld.

            6.14 Other Loan Documents. The occurrence of any default by Mortgagor, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under any of the Loan Documents other than this Mortgage.

            6.15 Other Liens. The occurrence of any default by Mortgagor, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under any other consensual lien encumbering the Property, or any part thereof or interest therein, or any document or instrument evidencing obligations secured thereby.

            6.16 Default Under Cambridge Loan Documents. The occurrence of any default by Cambridge Borrower or Guarantor, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under any of the Cambridge Loan Documents.

            6.17 Default Under Non-Recourse Guaranty Agreement or Second Mortgage. The failure by Mortgagor to make any payment due under the Non-Recourse Guaranty Agreement or the occurrence of any default, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under the Non-Recourse Guaranty Agreement or the Second Mortgage.

                                   Article 7

                              MORTGAGEE'S REMEDIES

            Immediately upon or any time after the occurrence of any Event of Default hereunder, Mortgagee may exercise any remedy available at law or in equity, including but not limited to those listed below and those listed in the other Loan Documents, in such sequence or combination as Mortgagee may determine in Mortgagee's sole discretion:

            7.1 Performance of Defaulted Obligations. Mortgagee may make any payment or perform any other obligation under the Loan Documents which Mortgagor has failed to make or perform, and Mortgagor hereby irrevocably appoints Mortgagee as the true and lawful attorney-in-fact for Mortgagor to make any such payment and perform any such obligation in the name of Mortgagor. All payments made and expenses (including attorneys' fees) incurred by Mortgagee in this connection, together with interest thereon at the Default Rate from the date paid or incurred until repaid, will be part of the Secured Obligations and will be immediately due and payable by Mortgagor to Mortgagee. In lieu of advancing Mortgagee's own funds for such purposes, Mortgagee may use any funds of Mortgagor which may be in Mortgagee's possession, including but not limited to insurance or condemnation proceeds and amounts deposited for taxes, insurance premiums, or other purposes.

            7.2 Specific Performance and Injunctive Relief. Notwithstanding the availability of legal remedies, Mortgagee will be entitled to obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Mortgagor to cure or refrain from repeating any Default.

            7.3 Acceleration of Secured Obligations. Mortgagee may, without notice or demand, declare all of the Secured Obligations immediately due and payable in full.

            7.4 Suit for Monetary Relief. Subject to the non-recourse provisions of the Note, with or without accelerating the maturity of the Secured Obligations, Mortgagee may sue from time to time for any payment due under any of the Loan Documents, or for money damages resulting from Mortgagor's default under any of the Loan Documents.

            7.5 Possession of Property. Mortgagee may enter and take possession of the Property without seeking or obtaining the appointment of a receiver, may employ a managing agent for the Property, and may lease or rent all or any part of the Property, either in Mortgagee's name or in the name of Mortgagor, and may collect the rents, issues, and profits of the Property and may exclude Mortgagor and its agents and employees wholly therefrom. If Mortgagor for any reason fails to surrender or deliver the Property or any part thereof after Mortgagee's demand, Mortgagee may obtain a judgment or order conferring on Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession to Mortgagee, and Mortgagor hereby specifically consents to the entry of any such judgment or decree. Any revenues collected by Mortgagee under this Section will be applied first toward payment of all expenses (including attorneys' fees) incurred by Mortgagee, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance, if any, will be applied against the Secured Obligations.

            7.6 Enforcement of Security Interests. Mortgagee may exercise all rights of a secured party under the Code with respect to the Chattels and the Intangible Personalty, including but not limited to taking possession of, holding, and selling the Chattels and enforcing or otherwise realizing upon any accounts and general intangibles. Any requirement for reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made, will be satisfied by Mortgagee's giving of such notice to Mortgagor at least five (5) days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made.

            7.7 Foreclosure Against Property.

                  (a) Mortgagee may bring an action in any court of competent jurisdiction to foreclose this Mortgage. Mortgagee may bid for and purchase all or any portion of the Property at any foreclosure sale thereof.

                  (b) If any installment or part of the Secured Obligations under the Note or Loan Documents shall fail to be paid when due, Mortgagee shall be entitled to sue for and to recover judgment against Mortgagor for the amounts so due and unpaid together with all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Mortgagee in connection with such proceedings, together with interest thereon at the Default Rate from the date incurred by Mortgagee. All such costs and expenses shall be secured by this Mortgage and shall be due and payable by Mortgagor immediately.

                  (c) If Mortgagor shall fail to pay upon Mortgagee's demand, after acceleration as provided for in Section 7.3, all of the unpaid Secured Obligations including all accrued interest represented thereby, Mortgagee shall be entitled to sue for and to recover judgment against Mortgagor for the entire amount so due and unpaid together with all costs and expenses (including without limitation, reasonable attorneys' fees and expenses) incurred by Mortgagee in connection with such proceeding, together with interest thereon at the Default Rate from the date incurred by Mortgagee. All such costs and expenses shall be secured by this Mortgage and shall be payable by Mortgagor immediately. Mortgagee's rights under this subsection (c) may be exercised by Mortgagee either before, after or during the pendency of any proceeding for the enforcement of this Mortgage, including appellate proceedings.

                  (d) No recovery of any judgment as provided in subsections (b) and (c) above and no attachment or levy or any execution on any of the Property or any other property shall in any way affect the lien of this Mortgage upon the Property or any part thereof, or any lien, rights, powers, or remedies of Mortgagee hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before.

                  (e) Mortgagee may institute proceedings for the partial or complete foreclosure of this Mortgage and Mortgagee may, pursuant to any final judgment of foreclosure, sell the Property as an entirety or in separate lots, units or parcels. Mortgagee is authorized to foreclose this Mortgage subject to the rights of any tenant of the Property, or Mortgagee may elect which tenants Mortgagee desires to name as parties defendant in such foreclosure and failure to make any such tenants parties defendants to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by Mortgagor to be, a defense to any proceeding instituted by Mortgagee to collect the Secured Obligations.

                  (f) All fees, costs and expenses of any kind incurred by Mortgagee in connection with foreclosure of this Mortgage, including, without limitation, the costs of any appraisals of the Property obtained by Mortgagee, the cost of any title reports or abstracts, all costs of any receivership for the Property advanced by Mortgagee, and all attorneys' and consultants' fees and expenses incurred by Mortgagee, shall constitute a part of the Secured Obligations and may be included as part of the amount owing from Mortgagor to Mortgagee at any foreclosure sale.

                  (g) The proceeds of any sale under this Section shall be applied first to the fees and expenses of the officer conducting the sale, and then to the reduction or discharge of the Secured Obligations in such order and manner as Mortgagee may elect in its sole discretion; any surplus remaining shall be paid over to Mortgagor or to such other person or persons as may be lawfully entitled to such surplus.

                  (h) Nothing in this Section dealing with foreclosure procedures or specifying particular actions to be taken by Mortgagee shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Florida law, and any such inconsistency shall be resolved in favor of Florida law applicable at the time of foreclosure.

            7.8 Appointment of Receiver. To the extent permitted by law, Mortgagee shall be entitled, as a matter of absolute right and without regard to the value of any security for the Secured Obligations or the solvency of any person liable therefor, to the appointment of a receiver for the Property upon ex parte application to any court of competent jurisdiction. Mortgagor waives any right to any hearing or notice of hearing prior to the appointment of a receiver. Such receiver and its agents shall be empowered, but shall not be obligated, to (a) take possession of the Property and any businesses conducted by Mortgagor or any other person thereon and any business assets used in connection therewith, (b) exclude Mortgagor and Mortgagor's agents, servants, and employees from the Property, (c) collect the rents, issues, profits, and income therefrom, (d) complete any construction which may be in progress, (e) do such maintenance and make such repairs and alterations as the receiver deems necessary, (f) use all stores of materials, supplies, and maintenance equipment on the Property and replace such items at the expense of the receivership estate, (g) pay all taxes and assessments against the Property and the Chattels, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance, and (h) generally do anything which Mortgagor could legally do if Mortgagor were in possession of the Property. All expenses incurred by the receiver or its agents shall constitute a part of the Secured Obligations. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including attorneys' fees incurred by the receiver and by Mortgagee, together with interest thereon at the Default Rate from the date ten (10) days following demand therefor until paid, and the balance shall be applied toward the Secured Obligations in such order or manner as Mortgagee may in its sole discretion elect or in such other manner as the court may direct. Unless sooner terminated with the express consent of Mortgagee, any such receivership will continue until the Secured Obligations have been discharged in full, or until title to the Property has passed after foreclosure sale and all applicable periods of redemption have expired.

            7.9 Right to Make Repairs, Improvements. Should any part of the Property come into the possession of Mortgagee after an Event of Default, Mortgagee may, but shall not be obligated to, use, operate, and/or make repairs, alterations, additions and improvements to the Property for the purpose of preserving it or its value. Mortgagor covenants to promptly reimburse and pay to Mortgagee, at the place where the Note is payable, or at such other place as may be designated by Mortgagee in writing, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges) incurred by Mortgagee in connection with its custody, preservation, use or operation of the Property, together with interest thereon from the date incurred by Mortgagee at the Default Rate, and all such expenses, costs, taxes, interest, and other charges shall be a part of the Secured Obligations. It is agreed, however, that the risk of accidental loss or damage to the Property is undertaken by Mortgagor and Mortgagee shall have no liability whatsoever for decline in value of the Property, for failure to obtain or maintain insurance, or for failure to determine whether any insurance ever in force is adequate as to amount or as to the risks insured.

            7.10 Prima Facie Evidence. Mortgagor agrees that, in any assignments, deeds, bills of sale, notices of sale, or postings, given by Mortgagee, any and all statements of fact or other recitals therein made as to the identity of Mortgagee, or as to the occurrence or existence of any Event of Default, or as to the acceleration of the maturity of the Secured Obligations, or as to the request to sell, posting of notice of sale, notice of sale, time, place, terms and manner of sale and receipt, distribution and application of the money realized therefrom, and without being limited by the foregoing, as to any other act or thing having been duly done by Mortgagee, shall be taken by all courts of law and equity as prima facie evidence that such statements or recitals state facts and are without further question to be so accepted, and Mortgagor does hereby ratify and confirm any and all acts that Mortgagee may lawfully do by virtue hereof.

            7.11 Other Proceedings. Mortgagee may institute and maintain any suits and proceedings as Mortgagee may deem advisable (i) to prevent any impairment of the Property by any acts which may be unlawful or in violation of this Mortgage, (ii) to preserve or protect its interest in the Property, and
(iii) to restrain the enforcement or compliance with any governmental requirement that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such governmental requirement might impair the security hereunder or be prejudicial to Mortgagee's interest.

            7.12 Credit of Mortgagee. To the maximum extent permitted by the laws of the State of Florida, on a sale made under or by virtue of this Article, Mortgagee may bid for and acquire the Property, or any part thereof, and in lieu of paying cash thereof may apply to the purchase price, all or any portion of the unpaid Secured Obligations in such order as Mortgagee may elect.

            7.13 Sale. Any sale or sales made under or by virtue of this Article shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever at law or in equity, of Mortgagor and all persons, except tenants pursuant to leases approved by Mortgagee claiming by, through or under Mortgagor in and to the properties and rights so sold, whether sold to Mortgagee or to others.

            7.14 Waiver of Redemption, Notice, Marshalling, Etc. Mortgagor hereby waives and releases for itself and anyone claiming through, by, or under it, to the maximum extent permitted by the laws of the State of Florida:

                  (a) All benefits that might accrue to Mortgagor by virtue of any present or future law exempting the Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment;

                  (b) Unless specifically required herein, all notices of default, or Mortgagee's actual exercise of any option or remedy under the Loan Documents; and

                  (c) Any right to have the Property marshaled.

            7.15 Discontinuance of Proceedings. If Mortgagee shall have proceeded to enforce any rights under any Loan Document and such proceeding shall have been discontinued or abandoned for any reason, then except as may be provided in any written agreement between Mortgagor and Mortgagee providing for the discontinuance or abandonment of such proceeding, Mortgagor and Mortgagee shall be restored to their former positions and the rights, remedies and powers of Mortgagee shall continue as if no such proceeding had been instituted.

                                   Article 8

                         ASSIGNMENT OF LEASES AND RENTS

            8.1 Assignment of Leases and Rents. Assignment of Leases and Rents. Pursuant to Section 697.07, Florida Statutes, as further security for the Secured Obligations, Mortgagor hereby unconditionally and absolutely grants, transfers and assigns unto Mortgagee all rents, royalties, issues, profits and income ("Rents") now or hereafter due or payable for the occupancy or use of the Property, and all Leases, whether written or oral, with all security therefor, including all guaranties thereof, now or hereafter affecting the Property; reserving unto Mortgagor, however, a license to collect and retain such Rents prior to the occurrence of any Event of Default (and Mortgagee shall not revoke such license prior to the occurrence of any Event of Default). Such license shall be revocable by Mortgagee without notice to Mortgagor at any time after the occurrence of an Event of Default. Mortgagor represents that the Rents and the Leases have not been heretofore sold, assigned, transferred or set over by any instrument now in force and will not at any time during the life of this assignment be sold, assigned, transferred or set over by Mortgagor or by any person or persons whomsoever; and Mortgagor has good right to sell, assign, transfer and set over the same and to grant to and confer upon Mortgagee the rights, interest, powers and authorities herein granted and conferred. Failure of Mortgagee at any time or from time to time to enforce the assignment of Rents and Leases under this Section shall not in any manner prevent its subsequent enforcement, and Mortgagee is not obligated to collect anything hereunder, but is accountable only for sums actually collected. The assignment contained in this Section 8.1 is a collateral assignment but will become absolute upon the occurrence of an Event of Default.

            8.2 Further Assignments. Mortgagor shall give Mortgagee at any time upon demand any further or additional forms of assignment or transfer of such Rents, Leases and security as may be reasonably requested by Mortgagee, and shall deliver to Mortgagee executed copies of all such Leases and security.

            8.3 Application of Rents. Mortgagee shall be entitled to deduct and retain a just and reasonable compensation from monies received hereunder for its services or that of its agents in collecting such monies. Any monies received by Mortgagee hereunder may be applied when received from time to time in payment of any taxes, assessments or other liens affecting the Property regardless of the delinquency, such application to be in such order as Mortgagee may determine. The acceptance of this Mortgage by Mortgagee or the exercise of any rights by it hereunder shall not be, or be construed to be, an affirmation by it of any Lease nor an assumption of any liability under any Lease.

            8.4 Collection of Rents. Upon or at any time after an Event of Default shall have occurred and be continuing, Mortgagee may declare all sums secured hereby immediately due and payable, and may, at its option, without notice, and whether or not the Secured Obligations shall have been declared due and payable, either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, (a) enter upon, take possession of, manage and operate the Property, or any part thereof (including without limitation making necessary repairs, alterations and improvements to the Property); (b) make, cancel, enforce or modify Leases; (c) obtain and evict tenants; (d) fix or modify Rents; (e) do any acts which Mortgagee deems reasonably proper to protect the security thereof; (f) either with or without taking possession of the Property, in its own name sue for or otherwise collect and receive such Rents, including those past due and unpaid; and (g) upon written demand, collect the Rents pursuant to Section 697.07, Florida Statutes. In connection with the foregoing, Mortgagee shall be entitled and empowered to employ attorneys, and management, rental and other agents in and about the Property and to effect the matters which Mortgagee is empowered to do, and in the event Mortgagee shall itself effect such matters, Mortgagee shall be entitled to charge and receive reasonable management, rental and other fees therefor as may be customary in the area in which the Property is located; and the reasonable fees, charges, costs and expenses of Mortgagee or such persons shall be additional Secured Obligations. Mortgagee may apply all funds collected as aforesaid, less costs and expenses of operation and collection, including reasonable attorneys' and agents' fees, charges, costs and expenses, as aforesaid, upon any Secured Obligations, and in such order as Mortgagee may determine. The entering upon and taking possession of the Property, the collection of such Rents and the application thereof as aforesaid shall not cure or waive any default or waive, modify or affect notice of default under the Note or this Mortgage or invalidate any act done pursuant to such notice.

            8.5 Authority of Mortgagee. Any tenants or occupants of any part of the Property are hereby authorized to recognize the claims of Mortgagee hereunder without investigating the reason for any action taken by Mortgagee, or the validity or the amount of secured obligations owing to Mortgagee, or the existence of any default in the Note or this Mortgage, or under or by reason of this assignment of Rents and Leases, or the application to be made by Mortgagee of any amounts to be paid to Mortgagee. The sole signature of Mortgagee shall be sufficient for the exercise of any rights under this assignment and the sole receipt of Mortgagee for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Property. Checks for all or any part of the rentals collected under this assignment of Rents and Leases shall be drawn to the exclusive order of Mortgagee.

            8.6 Indemnification of Mortgagee. Nothing herein contained shall be deemed to obligate Mortgagee to perform or discharge any obligation, duty or liability of any lessor under any Lease of the Property unless and until Mortgagee forecloses this Mortgage or takes title to the Property, and Mortgagor shall and does hereby indemnify and hold Mortgagee harmless from any and all liability, loss or damage which Mortgagee may or might incur under any Lease or by reason of the assignment; and any and all such liability, loss or damage incurred by Mortgagee, together with the costs and expenses, including reasonable attorneys' fees, incurred by Mortgagee in defense of any claims or demands therefor (whether successful or not), shall be additional Secured Obligations, and Mortgagor shall reimburse Mortgagee therefor on demand. Mortgagor's obligations under this Section are subject to the following: (a) the right to settle or resolve such claim, subject to Mortgagee's approval, which approval shall not be unreasonably withheld, (b) the right to select legal counsel of Mortgagor's choice, subject to Mortgagee's approval, which approval shall not be unreasonably withheld, and (c) Mortgagor shall not indemnify Mortgagee for Mortgagee's gross negligence or willful misconduct.

                                   Article 9

                            MISCELLANEOUS PROVISIONS

            9.1 Time of the Essence. Time is of the essence with respect to all provisions of the Loan Documents.

            9.2 Joint and Several Obligations. If Mortgagor is more than one person or entity, then (a) all persons or entities comprising Mortgagor are jointly and severally liable for all of the Secured Obligations; (b) all representations, warranties, and covenants made by Mortgagor shall be deemed representations, warranties, and covenants of each of the persons or entities comprising Mortgagor; (c) any breach, Default or Event of Default by any of the persons or entities comprising Mortgagor hereunder shall be deemed to be a breach, Default, or Event of Default of Mortgagor; (d) any reference herein contained to the knowledge or awareness of Mortgagor shall mean the knowledge or awareness of any of the persons or entities comprising Mortgagor; and (e) any event creating personal liability of any of the persons or entities comprising Mortgagor shall create personal liability for all such persons or entities.

            9.3 Waiver of Homestead and Other Exemptions. To the extent permitted by law, Mortgagor hereby waives all rights to any homestead or other exemption to which Mortgagor would otherwise be entitled under any present or future constitutional, statutory, or other provision of applicable state or federal law. Mortgagor hereby waives any right it may have to require Mortgagee to marshal all or any portion of the security for the Secured Obligations.

            9.4 Non Recourse; Exceptions to Non-Recourse. Except as expressly set forth in the Note, the recourse of Mortgagee with respect to the obligations evidenced by the Note and the other Loan Documents shall be solely to the Property, Chattels and Intangible Personalty (as defined in this Mortgage and the Cambridge Loan Documents), and any other collateral given as security for the Note.

            9.5 Rights and Remedies Cumulative. Mortgagee's rights and remedies under each of the Loan Documents are cumulative of the rights and remedies available to Mortgagee under each of the other Loan Documents and those otherwise available to Mortgagee at law or in equity. No act of Mortgagee shall be construed as an election to proceed under any particular provision of any Loan Document to the exclusion of any other provision in the same or any other Loan Document, or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Mortgagee.

            9.6 No Implied Waivers. Mortgagee shall not be deemed to have waived any provision of any Loan Document unless such waiver is in writing and is signed by Mortgagee. Without limiting the generality of the preceding sentence, neither Mortgagee's acceptance of any payment with knowledge of a Default by Mortgagor, nor any failure by Mortgagee to exercise any remedy following a Default by Mortgagor shall be deemed a waiver of such Default, and no waiver by Mortgagee of any particular Default on the part of Mortgagor shall be deemed a waiver of any other Default or of any similar Default in the future.

            9.7 No Third Party Rights. No person shall be a third party beneficiary of any provision of any of the Loan Documents. All provisions of the Loan Documents favoring Mortgagee are intended solely for the benefit of Mortgagee, and no third party shall be entitled to assume or expect that Mortgagee will not waive or consent to modification of any such provision in Mortgagee's sole discretion.

            9.8 Preservation of Liability and Priority. Without affecting the liability of Mortgagor or of any other person (except a person expressly released in writing) for payment and performance of all of the Secured Obligations, and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, and without impairing in any way the priority of this Mortgage over the interests of any person acquired or first evidenced by recording subsequent to the recording hereof, Mortgagee may, either before or after the maturity of the Note, and without notice or consent: (a) release any person liable for payment or performance of all or any part of the Secured Obligations; (b) make any agreement altering the terms of payment or performance of all or any of the Secured Obligations; (c) exercise or refrain from exercising, or waive, any right or remedy which Mortgagee may have under any of the Loan Documents; (d) accept additional security of any kind for any of the Secured Obligations; or (e) release or otherwise deal with any real or personal property securing the Secured Obligations. Any person acquiring or recording evidence of any interest of any nature in the Property, the Chattels, or the Intangible Personalty shall be deemed, by acquiring such interest or recording any evidence thereof, to have agreed and consented to any or all such actions by Mortgagee.

            9.9 Subrogation of Mortgagee. Mortgagee shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Mortgagee under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

            9.10 Notices. Any notice required or permitted to be given by Mortgagor or Mortgagee under this Mortgage shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or (c) on the fifth business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

                  If to Mortgagor:

                        c/o Sonesta International Hotels Corporation
                        200 Clarendon Street, 41st Floor
                        Boston, Massachusetts  02116
                        Attn:  Office of the Treasurer
                  with a copy to:

                        Broad and Cassel
                        Corporate Centre at Boca Raton
                        7777 Glades Road, Suite 300
                        Boca Raton, Florida  33434
                        Attn: Arvin J. Jaffe, Esq.

                  If to Mortgagee:

                        SunAmerica Life Insurance Company
                        1 SunAmerica Center
                        Century City
                        Los Angeles, California  90067-6022
                        Attn:  Director-Mortgage Lending and Real Estate

Either party may change such party's address for notices or copies of notices by giving notice to the other party in accordance with this Section.

            9.11 Defeasance. Upon payment and performance in full of all of the Secured Obligations and satisfaction of the obligations set forth in the Non-Recourse Guaranty Agreement (or upon the satisfaction of all Defeasance Requirements specified in the Note in connection with the Defeasance of the
Note), Mortgagee will execute and deliver to Mortgagor such documents as may be required to reconvey this Mortgage of record.

            9.12 Illegality. If any provision of this Mortgage is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Mortgage, the legality, validity, and enforceability of the remaining provisions of this Mortgage shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Mortgage a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If the rights and liens created by this Mortgage shall be invalid or unenforceable as to any part of the Secured Obligations, then the unsecured portion of the Secured Obligations shall be completely paid prior to the payment of the remaining and secured portion of the Secured Obligations, and all payments made on the Secured Obligations shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Secured Obligations.

            9.13 Usury Savings Clause. It is expressly stipulated and agreed to be the intent of Mortgagee and Mortgagor at all times to comply with the applicable law governing the highest lawful interest rate. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the loan evidenced thereby, or if acceleration of the maturity of the Note, any prepayment by Mortgagor, or any other circumstance whatsoever, results in Mortgagor having paid any interest in excess of that permitted by applicable law, then it is the express intent of Mortgagor and Mortgagee that all excess amounts theretofore collected by Mortgagee be credited on the principal balance of the Note (or, at Mortgagee's option, paid over to Mortgagor), and the provisions of the Note and other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Mortgagee does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Mortgagee for the use, forbearance or detention of the Secured Obligations evidenced hereby or by the Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Secured Obligations until payment in full so that the rate or amount of interest on account of such Secured Obligations does not exceed the maximum rate or amount of interest permitted under applicable law. The term "applicable law" as used herein shall mean any federal or state law applicable to the loan made by Mortgagee to Mortgagor evidenced by the Note.

            9.14 Obligations Binding Upon Mortgagor's Successors. This Mortgage is binding upon Mortgagor and Mortgagor's successors and assigns, and shall inure to the benefit of Mortgagee, and its successors and assigns, and the provisions hereof shall likewise be covenants running with the land. The duties, covenants, conditions, obligations, and warranties of Mortgagor in this Mortgage shall be joint and several obligations of Mortgagor and Mortgagor's successors and assigns

            9.15 Future Advances. This Mortgage shall secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or to be made at the option of Mortgagee, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage, but such secured indebtedness shall not exceed at any time the maximum principal amount of two times the amount of the Note, plus interest thereon, and any disbursements made for the payment of taxes, levies, or insurance, on the Property, with interest on such disbursements. Any such future advances, whether obligatory or to be made at the option of the Mortgagee, or otherwise, may be made either prior to or after the due date of the Note or any other notes secured by this Mortgage. This Mortgage is given for the specific purpose of securing any and all indebtedness by the Mortgagor to Mortgagee (but in no event shall the secured indebtedness exceed at any time the maximum amount set forth in this Section) in whatever manner this indebtedness may be evidenced or represented, until this Mortgage is satisfied of record. All covenants and agreements contained in this Mortgage shall be applicable to all further advances made by Mortgagee to Mortgagor under this future advance clause.

            If, pursuant to Florida Statutes, Section 697.04, Mortgagor files a notice specifying the dollar limit beyond which future advances made pursuant to this Mortgage will not be secured by this Mortgage, then Mortgagor shall, within one (1) day of filing such notice, notify Mortgagee and its counsel by certified mail pursuant to Section 9.10 of this Mortgage. In addition, such a filing shall constitute an Event of Default hereunder.

            9.16 Construction. All pronouns and any variations of pronouns herein shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the parties may require. Whenever the terms herein are singular, the same shall be deemed to mean the plural, as the identity of the parties or the context requires.

            9.17 Waiver of Removal to Federal Court. Mortgagor and each General Partner hereby waive any right they may have to remove any action or proceeding brought against them to any federal court of the United States, and hereby waive any right they may have to transfer or change the venue of any litigation brought against them, whether such action or proceeding arises directly, indirectly or otherwise in connection with, out of, related to, or from the Note, this Mortgage or any of the other Loan Documents.

            9.18 Attorneys' Fees. Any reference in this Mortgage to attorneys' or counsel fees paid or incurred by Mortgagee shall be deemed to mean reasonable fees and shall be further deemed to include reasonable paralegals' fees and reasonable legal assistants' fees. Moreover, wherever provision is made herein for payment of attorneys' or counsels fees or expenses incurred by Mortgagee, such provision shall include but not be limited to, such fees or expenses incurred in any and all judicial, bankruptcy, reorganization, administrative, or other proceedings, including appellate proceedings, whether such fees or expenses arise before proceedings are commenced, during such proceedings or after entry of a final judgment.

            9.19 Waiver and Agreement. MORTGAGOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE UNDER APPLICABLE LAW TO PREPAY THE NOTE, IN WHOLE OR IN PART, WITHOUT PREPAYMENT CHARGE (EXCEPT AS OTHERWISE PROVIDED IN THE NOTE), UPON ACCELERATION OF THE MATURITY DATE OF THE NOTE, AND AGREES THAT, IF FOR ANY REASON A PREPAYMENT OF ALL OR ANY PART OF THE NOTE IS MADE, WHETHER VOLUNTARILY OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE NOTE BY MORTGAGEE ON ACCOUNT OF THE OCCURRENCE OF ANY EVENT OF DEFAULT ARISING FOR ANY REASON, INCLUDING, WITHOUT LIMITATION, AS A RESULT OF ANY PROHIBITED OR RESTRICTED TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION OF THE PROPERTY OR ANY PART THEREOF SECURING THE NOTE, THEN MORTGAGOR SHALL BE OBLIGATED TO PAY, CONCURRENTLY WITH SUCH PREPAYMENT, THE PREPAYMENT PREMIUM PROVIDED FOR IN THE NOTE. MORTGAGOR HEREBY DECLARES THAT MORTGAGEE'S AGREEMENT TO MAKE THE LOAN EVIDENCED BY THE NOTE AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THE NOTE CONSTITUTES ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY MORTGAGOR, FOR THIS WAIVER AND AGREEMENT.

            9.20 Waiver of Jury Trial. MORTGAGEE AND MORTGAGOR KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS MORTGAGE, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE OR ANY LOAN

DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR TO ANY LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE AND MORTGAGOR TO ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THE NOTE.

            9.21 Governing Laws. The substantive laws of the State of Florida shall govern the validity, construction, enforcement and interpretation of this Mortgage.

            9.22 Inconsistency. In the event of any inconsistency between the terms of the Loan Documents and the terms of that certain First Mortgage Loan Application between Mortgagor and Mortgagee dated March 9, 2000, as amended by Addendum to First Mortgage Loan Application, the terms of the Loan Documents shall govern and control in all respects.

            9.23 Incorporation of Recitals. The Recitals to this Mortgage are hereby incorporated into this Mortgage and made a part hereof.

            9.24 Novation. It is the intent of the parties to this Mortgage that this Mortgage shall not constitute a novation and shall in no way adversely affect the lien priority of the Original Mortgages and other Original Loan Documents referred to herein. In the event that this Mortgage, or any part hereof, shall be construed by a court of competent jurisdiction as operating to affect the lien priority of said Original Mortgages or other Original Loan Documents, or any of them, over the claims which would otherwise be subordinate thereto, then to the extent so ruled by such court, and to the extent that third persons acquiring an interest in such property as is encumbered by the respective Original Mortgages and other Original Loan Documents between the time of execution of the Original Mortgages and other Original Loan Documents, and the execution hereof, are prejudiced thereby, this Mortgage, or such portion hereof as shall be so construed, shall be void and of no force and effect and this Mortgage shall constitute, as to that portion, a subordinate lien on the collateral described therein, incorporating by reference the terms of the Original Mortgages and other Original Loan Documents, and which Original Mortgages and other Original Loan Documents then shall be enforced pursuant to the terms therein contained, independent of this Mortgage; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all terms and conditions hereof until all indebtedness owing from the Mortgagor to the Mortgagee shall have been paid in full.

                   [Balance of page intentionally left blank]

            IN WITNESS WHEREOF, Mortgagor has executed and delivered this Mortgage as of the date first mentioned above.

Witnesses:                            SONESTA BEACH RESORT LIMITED
                                      PARTNERSHIP, a Delaware limited
                                      partnership

_________________________________     By: Florida Sonesta Corporation, a Florida
                                          corporation, its General Partner
Print Name:______________________


                                          By: /S/
---------------------------------             ----------------------------------
                                              Peter J. Sonnabend, Vice President
Print Name:______________________


COMMONWEALTH OF MASSACHUSETTS          )
                                       ) ss.
COUNTY OF __________________________   )

            The foregoing instrument was acknowledged before me this _____ day of May, 2000, by Peter J. Sonnabend, as Vice President of Florida Sonesta Corporation, a Florida corporation, General Partner of Sonesta Beach Resort Limited Partnership, a Delaware limited partnership, who is known to me, or produced _________________________________ as identification.

                        Serial Numbers, if any:______________________
                        My commission expires:_______________________


                                          --------------------------------------
                                          Notary Public

                                          --------------------------------------
                                          Print Name

            Mortgagee hereby consents and agrees to the terms of this Mortgage.

Witnesses:                            SUNAMERICA LIFE INSURANCE COMPANY,
                                      an Arizona corporation


                                      By: /s/
---------------------------------         --------------------------------------
Print Name:                           Name:
           ----------------------          -------------------------------------
                                      Title:
                                            ------------------------------------

---------------------------------
Print Name:
           ----------------------

                   [ATTACH CALIFORNIA FORM OF ACKNOWLEDGMENT]

                                    EXHIBIT A
                                       to
                                    MORTGAGE

                               (Legal Description)

                                    EXHIBIT B
                                       to
                                    MORTGAGE

                             (Permitted Exceptions)


                    [INCLUDE SECOND MORTGAGE, AS SUBORDINATE]

                                    EXHIBIT C
                                       to
                                    MORTGAGE

            This Consolidated, Amended and Restated Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents (this "Mortgage") evidences the consolidation and renewal of the Aetna Mortgage, the FSC First Mortgage and the FSC Second Mortgage (as such mortgages are more particularly described in the recitals to this Mortgage). This Mortgage secures the obligations evidenced by that certain Consolidated and Renewed Promissory Note (the "Consolidated Note") dated of even date herewith in the original principal amount of $31,000,000.00, which Consolidated Note evidences the consolidation and renewal of (i) that certain Second Renewal Promissory Note dated December 1, 1993 in the original principal amount of $24,142,088.26 and having a current outstanding principal balance of $22,431,486.12, made by Key Biscayne Limited Partnership ("KBLP") payable to the order of Aetna Life Insurance Company, as assigned by Aetna to State Street Bank and Trust Company, Trustee, and subsequently assumed by Mortgagor, as assigned of even date herewith to Mortgagee ("Aetna Note"); (ii) that certain Purchase Money Mortgage Note dated December 27, 1984 in the original principal amount of $5,000,000.00 and having a current outstanding principal balance of $5,000,000.00, made by Biscayne Beach Hotel Associates, Ltd. ("BBHA"), now known as KBLP, payable to the order of Florida Sonesta Corporation ("FSC"), as assigned of even date herewith to Mortgagee (as amended, the "FSC $5MM Note"); and (iii) that certain Purchase Money Mortgage Note dated December 27, 1984 in the original principal amount of $6,500,000.00 and having a current outstanding principal balance of $3,568,513.88, made by BBHA payable to the order of FSC, as assigned of even date herewith to Mortgagee (as amended, the "FSC $6.5MM Note"). Mortgagor is the obligor under the Aetna Note, but is not the obligor under the FSC $5MM Note or the FSC $6.5MM Note. The execution of the Consolidated Note evidences the assumption by Mortgagor of the obligations under the FSC $5MM Note and the FSC $6.5MM Note. Pursuant to Chapter 201, Florida Statutes and Florida Administrative Code Rule 12-4.053(19), the assumption of the obligations evidenced by the FSC $5MM Note and the FSC $6.5MM Note by Mortgagor is subject to Florida documentary stamp tax based upon the current outstanding principal balance of such promissory notes. Accordingly, documentary stamp tax in the amount of $29,990.10, based upon the aggregate current outstanding principal balance of the FSC $5MM Note and the FSC $6.5MM Note of $8,568,513.88, is being paid upon recording of this Mortgage in the Public Records of Miami-Dade County, Florida. Intangible personal property tax in the amount of $54,576.66 was paid upon the recording of the Aetna Mortgage, intangible personal property tax in the amount of $10,000.00 was paid upon a recording of the FSC First Mortgage and intangible personal property tax in the amount of $13,000.00 was paid upon recording of the FSC Second Mortgage. Accordingly, no additional intangible personal property tax is due and payable upon the recording of this Mortgage.